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Exhibit 21.1

January 20, 2011

        A table of subsidiaries of Liberty Splitco, Inc. post split-off is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Name	State or Country of Formation
Anchor Bay Entertainment Australia PTY LTD.	AUSTRALIA
Anchor Bay Entertainment Canada Co. (unlimited liability company)	NOVA SCOTIA
Anchor Bay Entertainment UK Limited	UK
Anchor Bay Entertainment, LLC	DE
Anchor Bay International Limited	UK
Aries Pictures LLC	CO
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc.	GA
Barefoot Acquisition, LLC	DE
BET Movies/STARZ!3, LLC	DE
Big Horn Alternative Energy, LLC	DE
Braves Productions, Inc.	GA
Chalk Line Productions, LLC	DE
Communication Capital, LLC	DE
Composer Films, LLC	DE
Conductor Films, LLC	DE
Cool Kicks Media, LLC	DE
Deadspace 2, LLC	DE
DKP Effects, Inc.	CA
Dry Creek Productions LLC	CO
Fanball UK Limited	UK
Film Roman, LLC	DE
Informedia, LLC	DE
JJCK, LLC dba EmFinders	DE
KnowledgeWhere Holdings, Inc.	DE
KSI, Inc.	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG 2, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
Leisure Arts, Inc.	DE
Leisure Web LLC	DE
Liberty AEG, LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Alternative Energy, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty Cayman Preferred Company	CAYMAN

Name	State or Country of Formation
Liberty CDE Investments, Inc.	DE
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE
Liberty CM, Inc.	DE
Liberty CNBC, Inc.	CO
Liberty Crown, Inc.	DE
Liberty Denver Arena LLC	DE
Liberty Fun Assets, LLC	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC. Inc.	CO
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty Java, Inc.	CO
Liberty KV, LLC	DE
Liberty LSAT II, LLC	DE
Liberty LSAT, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty Media LLC	DE
Liberty MLP, Inc.	CO
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Radio, LLC	DE
Liberty Satellite & Technology, Inc.	DE
Liberty Satellite Radio Holdings, LLC	DE
Liberty Satellite Radio, Inc.	DE
Liberty Satellite, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Interactive, Inc.	DE
Liberty Tower, Inc.	DE
Liberty TP Management Holdings, LLC	DE
Liberty TS, Inc.	DE
Liberty TSAT, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
Liberty Wireless 1, Inc.	DE
Liberty Wireless 10, Inc.	DE
Liberty Wireless 11, Inc.	DE
Liberty Wireless 2, Inc.	DE
Liberty Wireless 3, Inc.	DE
Liberty Wireless 4, Inc.	DE
Liberty Wireless 5, Inc.	DE
Liberty Wireless 7, Inc.	DE
Liberty Wireless 8, Inc.	DE
Liberty Wireless 9, Inc.	DE
Liberty XMSR, Inc.	DE

Name	State or Country of Formation
LMC BET, LLC	DE
LMC Capital LLC	DE
LMC Denver Arena, Inc.	DE
LMC Events, LLC	DE
LMC IATV Events, LLC	DE
LMC Social, LLC	DE
LMC TP Management, Inc.	DE
LMC Wireless 1, LLC	DE
LMC Wireless 2, LLC	DE
LMC Wireless 3, LLC	DE
LMC Wireless 4, LLC	DE
LMC Wireless 5, LLC	DE
LMC Wireless 6, LLC	DE
LMC Wireless Holdings, LLC	DE
LMC Wireless IV, LLC	DE
LMC/LSAT Holdings, LLC	DE
LSAT Astro LLC	DE
LSR Foreign Holdings 2, LLC	DE
LSR Foreign Holdings, LLC	DE
LTP Wireless 1, LLC	DE
LTWX I, LLC	DE
LTWX V, Inc.	CO
MacNeil/Lehrer Productions [gp]	NY
Manga Entertainment Limited	UK
Manga Entertainment, LLC	DE
Mid-East Finder Sales, LLC	DE
Namor Productions, LLC	DE
Overture Films, LLC	DE
Overture P.R., LLC	PUERTO RICO
Party Down, LLC	DE
Satellite MGT, LLC	DE
SEG Investments, Inc.	DE
SFD Productions, LLC	DE
Sheepish, LLC	DE
Sparty Films LA, LLC	DE
Sparty Investments, LLC	DE
Starz Animation Slate, LLC	DE
Starz Australia Holdings Pty Ltd.	AUSTRALIA
Starz Canada Holdings I B.V.	NETHERLANDS
Starz Canada Holdings I Co. (unlimited liability company)	NOVA SCOTIA
Starz Canada Holdings II B.V.	NETHERLANDS
Starz Entertainment, LLC	CO
Starz Foreign Holdings B.V.	NETHERLANDS
Starz Foreign Holdings, LLC	DE
Starz Independent, LLC	DE
Starz Media Canada Co. (unlimited liability company)	NOVA SCOTIA
Starz Media Film Productions Puerto Rico, LLC	PUERTO RICO
Starz Media Group, Inc.	DE
Starz Media Holdings, LLC	DE
Starz Media, LLC	DE
Starz Miami Productions, LLC	DE
Starz UK Holdings Limited	UK

Name	State or Country of Formation
Starz, LLC	DE
The Stadium Club, Inc.	GA
TP Caribbean, LLC	DE
TP Israel, LLC	DE
TP Middle East, LLC	DE
TP UK, LLC	DE
TPES, LLC	DE
TPNA, LLC	DE
TPRT, LLC	DE
TPUP LLC	DE
TruePosition China, LLC	DE
TruePosition Nigeria, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
UNT, LLC	DE
Useful Networks Europe AB	SWEDEN
Useful Networks, Inc.	DE
WFRV and WJMN Television Station, Inc.	WI
Yankee Irving, LLC	DE
Zoombak, LLC	DE
Zoombak, Ltd.	UK

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  Exhibit 21.1